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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                   ___________

                                    FORM 8-K
                                   ___________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 8, 2001


                                   NTELOS Inc.
               (Exact Name of Registrant as Specified in Charter)


     Virginia                          0-16751                   54-1443350
(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                           Identification No.)


                                 P. O. Box 1990
                           Waynesboro, Virginia 22980
                    (Address of principal executive offices)

                                 (540) 946-3500
              (Registrant's telephone number, including area code)
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.


EXHIBIT  DESCRIPTION
-------  -----------

   99.1 Powerpoint presentation delivered by NTELOS' Chief Executive Officer at NTELOS' annual meeting of its shareholders held May 8, 2001.

Item 9.  Regulation FD Disclosure

     NTELOS Inc.'s ("NTELOS") Chief Executive Officer, Mr. James S. Quarforth, delivered a presentation at the annual meeting of NTELOS' shareholders held May 8, 2001. A text version of the powerpoint presentation is attached as
     Exhibit 99.1. The presentation also will be available on NTELOS' website at www.ntelos.com.
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                                   SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               NTELOS Inc.
                               (Registrant)


                               By:  /s/ Michael B. Moneymaker
                                    -----------------------------------------
                                    Michael B. Moneymaker
                                    Senior Vice President and Chief Financial
                                    Officer, Treasurer and Secretary


Date: May 8, 2001
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                                 EXHIBITS INDEX
                                 ---------------


EXHIBIT   DESCRIPTION
-------   -----------

  99.1 Powerpoint presentation delivered by NTELOS' Chief Executive Officer at NTELOS' annual meeting of its shareholders held May 8, 2001.